Exhibit 99.1

[staying the course] INVESTOR DAY PRESENTATION APRIL 2014

/ This presentation contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those expressed or implied by these forward-looking statements. In evaluating these statements, you should specifically consider the risks outlined in detail under the heading “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 25, 2014, including, but not limited to, the following factors: general economic and business conditions affecting the lodging and travel industry, internationally and locally, including a U.S. recession; the need to operate as a REIT and comply with other applicable laws and regulations; rising operating expenses; relationships with and requirements of franchisors and hotel brands; relationships with and the performance of the managers of our hotels; the ground, operating or air leases for 10 of the 29 hotels; our ability to complete acquisitions and dispositions; and competition for the acquisition of hotels. These factors may cause our actual events to differ materially from the expectations expressed or implied by any forward-looking statement. We do not undertake to update any forward-looking statement. This presentation includes non-GAAP financial information that the issuer considers useful to investors as a key measure of operating performance. A reconciliation to U.S. GAAP can be found in the Investor Relations section of the company’s website at www.sunstonehotels.com. [Forward-Looking Statements] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 2

/ Company Overview Sunstone Strategy Strategic Pillars - Portfolio Management - Asset Management - Capital Allocation - Cost of Capital Management 2014 & Beyond Questions & Answers [Table of Contents] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 3

[Company Overview] Who we are.

/ Our Profile We own 29 institutional-quality hotels (13,753 rooms). Our enterprise value is approximately $4 billion. [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 5 High-Quality Diversified Portfolio EBITDA Concentrated in Top 25 MSAs Appropriately Levered Balance Sheet Consistent Execution on Stated Strategy Best-in-Class Disclosure & Corporate Governance

/ Our Portfolio [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 6 West (11) 35.6% • Portland 2.2% (1) • San Francisco 5.8% (1) • Los Angeles 6.1% (4) • Orange County 3.2% (2) • San Diego 17.6% (2) • Park City, UT 0.7% (1) Midwest (3) 6.8% • Chicago 6.8% (3) South (5) 13.4% Northeast (10) 44.2% • Boston 15.5% (3) • NYC 13.4% (3) • DC/Baltimore 13.7% (3) • Philadelphia 1.6% (1) • New Orleans 6.0% (2) • Houston 2.8% (2) • Orlando 4.6% (1) Our EBITDA is concentrated in Top 25 MSAs

/ How We Stack-up Sunstone’s recently upgraded, high-quality portfolio compares favorably to its closest peers, while Sunstone’s valuation implies upside. [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 7 Company Average Hotel Size 2013 RevPAR Enterprise Value per Key 2014 Consensus EBITDA Multiple 2014 Consensus EBITDA / Key Host Hotels & Resorts, Inc. 487 150.65 294,000 14.3x 20,600 Chesapeake Lodging Trust 297 156.86 323,000 14.1x 22,900 Sunstone Hotel Investors, Inc. 474 148.20 293,000 14.0x 21,500 DiamondRock Hospitality Company 433 138.11 291,000 13.8x 21,000 Simple Average 423 $148.46 300,000 14.0x 21,500 Source: SNL Financial, FactSet

/ The Types of Hotels We Own Our portfolio is comprised entirely of institutional-quality, upper-upscale hotels yet is diversified in terms of asset size, geography and business mix. [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 8 802-room Hyatt San Francisco 1,190-room Hilton Bayfront 444-room Fairmont Newport Beach * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

/ The Types of Hotels We Own [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 9 Urban Transient Hotels Number of Hotels 17 Rooms 7,332 2013 RevPAR $168.71 2013 EBITDA ($ Million) $169.0 2013 EBITDA / Key $23,000 % of Portfolio EBITDA 57.7% 802-room Hyatt Regency San Francisco Strong Urban Transient Trends Drive RevPAR . Portfolio occupancy 190 bps above prior peak levels . 7% increase in sellout nights in 2013 over 2012 . 5th consecutive year of increasing sell-out nights * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

/ The Types of Hotels We Own [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 10 Urban Group Hotels Number of Hotels 4 Rooms 3,400 2013 RevPAR $144.64 2013 EBITDA ($ Million) $90.8 2013 EBITDA / Key $26,700 % of Portfolio EBITDA 31.0% * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014. 1,190-room Hilton San Diego Bayfront Group Provides a Strong Compression Base . Portfolio group productivity continues to accelerate . Portfolio group pace is strong: up 5.1% for 2014 . Pace for our 2013 renovation hotels is up 34.2% . Banquet spend per occupied group room is 8% below prior peak, implying upside as group spend returns

/ The Types of Hotels We Own [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 11 Resort & Suburban Hotels Number of Hotels 8 Rooms 3,021 2013 RevPAR $98.95 2013 EBITDA ($ Million) $33.2 2013 EBITDA / Key $11,000 % of Portfolio EBITDA 11.3% 444-room Fairmont Newport Beach Resort & Suburban Hotels . Solid leisure and corporate demand generators . Two hotels (Hyatt Regency Newport Beach and Renaissance Westchester) are coming off major renovations in 2013 and are poised to deliver strong growth in 2014 * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

/ Our Team [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 12 Ken Cruse Chief Executive Officer Marc Hoffman, EVP Chief Operating Officer John Arabia President Bryan Giglia SVP, Chief Financial Officer Lindsay Monge SVP, Treasurer & CAO David Sloan SVP, General Counsel Robert Springer SVP, Chief Investment Officer Guy Lindsey SVP, Design & Construction 4 Asset Managers / 3 Analysts

/ Our Mission & Values [Company Overview] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 13 Our Mission is to be the Premier Hotel Owner Transparency Trust Ethical Conduct Discipline Sunstone Values

[Sunstone Strategy] How we compete.

/ Strategic Pillars Our goal is to carefully improve the quality and scale of our portfolio while maintaining balance sheet strength. We will accomplish this via: [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 15 Proactive Portfolio Management Aggressive Asset Management Disciplined Capital Allocation Focused Cost of Capital Management Superior Corporate Governance 412-room Marriott Boston Long Wharf

/ Proactive Portfolio Management How we determine what we own, where we invest and with whom we partner. [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 16 • EBITDA Concentration • Geographic Diversity • Brand / Manager Relationships • Encumbrances / Optionality Quality Scale Growth Profile Risk & Relationships • RevPAR • EBITDA / Key • Market Orientation o Urban o Suburban o Resort • Target Growth Markets • Value-Add Potential • Operating Efficiency • CapEx Investments • “Complexing” Opportunities • Portfolio Size • Average Hotel Size • Market Clusters Proactive Portfolio Management

/ Aggressive Asset Management [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 17 Revenue Management • Optimizing Revenues Operational Efficiency • Minimizing Expenses Capital Investment • Maximizing Asset Value

/ Disciplined Capital Allocation [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 18

/ Focused Cost of Capital Management [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 19 Data as provided in supplemental financial information reported on Form 8-K, furnished 08/08/2011, 02/20/2012 and 02/25/2014. Adjusted EBITDA reconciliation for 2011 and 2013 reported on Form 8-K, furnished 02/20/12 and 02/25/2014. 2011 leverage is calculated by dividing the sum of consolidated debt and preferred equity less total cash, divided by Adjusted EBITDA for the trailing twelve months as reconciled and reported on Form 8-K, furnished 08/08/2011. 2013 leverage is calculated by dividing the sum of consolidated debt and preferred equity less total cash, divided by Adjusted EBITDA for the year ended 2013 as reconciled and reported on Form 8-K, furnished 02/25/2014. 8.4x 4.8x 1.3x 1.1x 1.3x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x T-12 Q2 2011 EBITDA Growth / Scheduled Amortization Preferred Redemptions Acquisitions / Dispositions / Debt Repayments FY 2013 Leverage Ratio Reconciliation 2011-2013 Deleveraging while driving meaningful shareholder value

/ Superior Corporate Governance [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 20 . Ranked 7th highest in corporate governance by Green Street Advisors . out of 86 REITs in the their coverage universe . ISS Quick Score of 1 . 1 = most shareholder friendly, 10 = least shareholder friendly . Elected to opt-out of MUTA provision . Best-in-class disclosures with quarterly supplemental . Culture of Transparency Our priority is to maximize shareholder returns. Our shareholder-friendly structure, board provisions and culture of transparency place us at the very top of the REIT space.

/ Execution [Sunstone Strategy] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 21 SHO Stock Price Source: SNL Financial, FactSet $7 $8 $9 $10 $11 $12 $13 $14 $15 New Sunstone team in-place (6/4) Acquired 417- room Hyatt Chicago (7/19) Acquired 357-room Hilton Garden Inn Chicago (8/23) Sold 284-room Marriott Del Mar (9/14) Sold 350-room Marriott Troy, 257-room Hilton Del Mar, 229-room Doubletree Minneapolis (12/2) Acquired 802-room Hyatt San Francisco (11/1) Completion of follow-on equity offering with $271 million of net proceeds (7/2) Acquired 1,053-room Boston Park Plaza (5/31) Redeemed all $100 million outstanding 6.45% Series C Preferred Stock (1/25) Sold 1,222-room Rochester Portfolio (1/22) Redeemed all $58 million outstanding 4.6% Senior Exchangeable Notes (3/1) Redemption of all $176 million outstanding 8.00% Series A Preferred Stock (2/1 and 2/15) Completion of follow-on equity offering with $295 million of net proceeds (5/1) Acquired 250-room Hilton New Orleans St. Charles

[Portfolio Management] Strategic Pillars. What we own, where we invest and with whom we partner

/ What, Where and With Whom [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 23 Our senior leadership team collectively oversees our portfolio management function. Portfolio management guides our capital allocation decisions in terms of market exposures, hotel characteristics and operator relationships. Optimizing the Portfolio We Own Determining Desired Portfolio Characteristics Identifying Specific Value-Add Opportunities Optimizing Desired Brand / Operator Exposures

[Portfolio Management]
Optimizing the Portfolio We Own

INVESTOR DAY
PRESENTATION
APRIL 2014

Optimizing the impact that each asset has on our portfolio's risk-reward characteristics.

Asset Impact Score			Quantitative Considerations		Qualitative Considerations		
Portfolio Rank	Hotel	Keys	(1) RevPAR	(2) EBITDA / Key	(1) Asset Type	(2) Tenure	(3) Optionality
1	Doubletree Times Square	468	$354	$50,700	Urban Transient	Leasehold	Management
2	Boston Marriott Long Wharf	412	$237	$45,600	Urban Transient	Fee Simple	No
3	Hilton San Diego Bayfront	1,190	$171	$36,180	Urban Group	Leasehold	No
4	Hyatt Regency San Francisco	802	$212	$21,030	Urban Transient	Fee Simple	No
5	Renaissance Washington, D.C.	807	$167	$28,320	Urban Group	Fee Simple	No
6							
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Quantitative Investment Factors used to rank:

1. Quality & Scale
2. Leverage
3. Growth Profile
4. Competitiveness
5. Cash Generation / CapEx Requirements

Qualitative Investment Factors used to optimize:

1. Asset Type and Geographic Mix
2. CapEx exposure vis-à-vis Ownership
3. Tenure (Fee Simple vs. Leasehold)
4. Value Optionality vis-à-vis Brand/Operator
5. Leverage Terms

* Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

SUNSTONE HOTEL INVESTORS, INC. / 24

/ Determining Desired Portfolio Characteristics [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 25 Target hotel acquisition criteria: Criteria Measure Size > 300 keys RevPAR > $150 EBITDA / key > $21,500 Value Proposition Clear opportunities to add value through our asset management process Market Balanced allocation to major MSAs Street Corner Urban location with growing demand drivers Leverage No encumbrance Ownership Fee simple Brand Affiliation Hilton / Hyatt / Marriott / Starwood

/ Determining Where We Invest [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 26 Market Targeting: . Long-Term . Growth dynamics . Supply factors . Market Clusters . Complexing . Regulations . Environment . Labor . Taxes . Risk Mitigants . Liquidity . Diversity * Data Source: PKF Research, March 2014

/ Managing with Whom We Partner Diversifying brand and operator relationships [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 27 * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/21/2012 and 02/25/2014.

/ Case Study: Creating Value in Chicago [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 28 Hilton Garden Inn Chicago - Key Stats Keys 357 (361 as of Q2 2014) Meeting Space 5,200 SF 2013 RevPAR $142 Date Acquired July 2012 Purchase Price $91.8M ($257k/key) Acquisition Multiple 11.9x EBITDA Acquisition Yield 7.5% NOI Cap Rate Wyndham Chicago (now Hyatt) - Key Stats Keys 419 (417 at purchase) Meeting Space 25,000 SF 2013 RevPAR $122 Date Acquired June 2012 Purchase Price $88.4M ($212k/key) Acquisition Multiple 17.7x EBITDA Acquisition Yield 4.8% NOI Cap Rate

/ Case Study: Creating Value in Chicago [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 29 . We identified Chicago as a solid long-term market to which we were under-allocated. We targeted the River North sub-market to complement our existing investment in the 368-room Embassy Suites. . We acquired two hotels in 2012, both in off-market transactions, each with distinct value-add opportunities: . 357-room Hilton Garden Inn Magnificent Mile . 417-room Hyatt Chicago Downtown Magnificent Mile (converted from a Wyndham) . Both acquisitions were funded with equity: Hilton with a block trade, and Hyatt with shares issued to the seller (Blackstone). Opportunity Market Complexing - Increase Chicago exposure to approximately 10% of total EBITDA Hilton Garden Inn Chicago - Immediate revenue synergies - Medium-term cost synergies with both the Hilton Garden Inn and Embassy Suites Hyatt Chicago - Misbranded and undercapitalized for an asset with good “bones” and superior location - Expand relationship with Hyatt Action Plan Hilton Garden Inn Chicago - Revenue management plan to benefit from sharing data with the Embassy Suites - Rooms and public space renovation - Q1 2014 - Capitalize on operational synergies with our Embassy Suites and combine management in 2015 - Delayed closing to correspond with ability to fund with attractively-priced equity Hyatt Chicago - Complete a $25 million total repositioning - Capitalize with equity Results Hilton Garden Inn Chicago - $8 million renovation completed Q1 2014 - Added four additional keys by reconfiguring office space - Combined revenue management meetings with the Embassy Suites Hyatt Chicago - $25 million repositioning completed Q2 2013 partially offset with key money from Hyatt - Added two additional keys

/ Case Study: Creating Value in Chicago – Market Complex [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 30 368-room Embassy Suites Chicago 419-room Hyatt Chicago Magnificent Mile 357-room Hilton Garden Inn Chicago Magnificent Mile

/ [Portfolio Management] SUNSTONE HOTEL INVESTORS, INC. 31 Old second floor restaurant NEW second floor restaurant Case Study: Creating Value in Chicago - Hyatt Acquisition & Repositioning INVESTOR DAY PRESENTATION APRIL 2014

/ [Portfolio Management] SUNSTONE HOTEL INVESTORS, INC. 32 Old guestroom and suite parlor NEW guestroom and suite parlor Case Study: Creating Value in Chicago - Hyatt Acquisition & Repositioning INVESTOR DAY PRESENTATION APRIL 2014

/ [Portfolio Management] Old lobby and registration NEW guest reception areas NEW lobby and registration Case Study: Creating Value in Chicago - Hyatt Acquisition & Repositioning INVESTOR DAY PRESENTATION APRIL 2014 NEW guest reception areas

/ [Portfolio Management] Initial Results: . Renovation completed on time and on budget . Physical transformation of the Hotel has exceeded our expectations (added retail, meeting space, etc.) . Management transition was very smooth 2011 2016 RevPAR: $115 Index: 86% EBITDA: $5.4M RevPAR: $190 - $200 Index: 93% - 95% EBITDA: $10.0 - $11.0M Additional Areas for Improvement: . Targeting a rich list of corporate, group, and individual business accounts that have not used the hotel before . Added second corporate negotiated sales person to find and secure higher-rated corporate and business travel . Created a new detailed $200k awareness plan for both group and transient to deeply introduce this unique new Hyatt product within the Chicago market Case Study: Creating Value in Chicago - Hyatt Acquisition & Repositioning * Data as provided in supplemental financial information reported on Form 8-K, furnished 11/01/2012. INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 34

/ Case Study: Creating Value in Chicago [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 Quality & Scale Gateway MSA Level of Absolute RevPAR relative to porfolio average Potential RevPAR Growth relative to porfolio average Value Add Potential magnitude of EBITDA growth Capitalization Deal Sourcing off-market? Amount of Capital Being Recycled relative to acquisition price Common Equity market or direct to seller Balance Sheet Impact Low-Leverage / No Debt relative to leverage neutral Improves Unencumbered Asset Base Improves Credit Profile Hilton Garden Inn Hyatt Chicago 419-room Hyatt Chicago 357-room Hilton Garden Inn Chicago SUNSTONE HOTEL INVESTORS, INC. 35

/ Case Study: Capital Recycling [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 36 SOLD: Rochester Portfolio - Key Stats Keys 1,222 Meeting Space ±30,000 SF 2012 RevPAR $80.18 Date Sold January 2013 Sale Price $230M ($172k/key) Multiple 12.8x Cap Rate 6.9% Acquired: Hilton New Orleans - Key Stats Keys 250 Meeting Space ±12,000 SF 2013 RevPAR $125.20 Date Acquired May 2013 Purchase Price $59.4M ($237k/key) Multiple 12.1x Cap Rate 7.4% Acquired: Boston Park Plaza - Key Stats Keys 1,054 Meeting Space ±48,000 SF 2013 RevPAR $138.13 Date Acquired July 2013 Purchase Price $250M ($237k/key) Multiple 13.1x Cap Rate 6.2%

/ Case Study: Capital Recycling [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 37 . In 2013, we sold a portfolio of 4 hotels (and a commercial laundry facility) in Rochester, MN for 12.8x 2012 EBITDA (allocated value to hotels) . We exchanged the sale proceeds, together with cash on hand, to acquire both the 250-room Hilton New Orleans and 1,054-room Boston Park Plaza at comparable valuations Opportunity Portfolio Sale - Monetize our Rochester, MN portfolio at an attractive valuation (12.8x) and redeploy proceeds into higher long-term growth assets - Eliminate exposure to a secondary market - Tax efficient exchange opportunity Acquisitions - Efficiently redeploy capital into two target markets; Boston and New Orleans - Acquire primary market assets with superior long-term growth at comparable multiples - Value-add opportunities at both acquisition hotels Action Plan Hilton New Orleans - Revenue management opportunities working with our JW Marriott - Rooms and public space renovation scheduled for Q3 2014 Boston Park Plaza - Short-term ability to lease up to 30k sq. ft. of immediately leasable (lobby level) or potentially leasable (basement) space - Multi-phase renovation program repositioning the hotel from a 2.5 star to 3.5 star hotel Results Hilton New Orleans - RevPAR Index – 112.13% in 2012 to 113.45% in 2014 - $7 million renovation scheduled for Q3 2014 Boston Park Plaza - Signed two tenant leases for the lobby level leasable space; Strega Restaurant Group and Hermes. Negotiating with a gym operator to lease the basement space - Phases 1 and 2 of the repositioning are underway. Total renovation will result in an all-in cost of approximately $320,000 per key for a fee-simple, fully renovated Boston Back Bay Hotel

/ Case Study: Hilton New Orleans St. Charles [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 38 Property / Transaction Highlights: . Off-market transaction . Compelling valuation at 12.1x 2013 EBITDA . Proximate to Sunstone’s JW Marriott and bookended by the two tallest office towers in New Orleans . Upside potential through targeted value-add capital investment and service modifications . Tax efficient exchange with the Rochester Portfolio 2012 Stabilized RevPAR: $124 EBITDA: $4.6M RevPAR: $140 - $145 EBITDA: $6.5 - $7.0M 250-room Hilton New Orleans * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

/ Case Study: Capital Recycling [Portfolio Management] INVESTOR DAY PRESENTATION APRIL 2014 1,054-room Boston Park Plaza 250-room Hilton New Orleans SUNSTONE HOTEL INVESTORS, INC. 39 Quality & Scale Gateway MSA Level of Absolute RevPAR relative to porfolio average Potential RevPAR Growth relative to porfolio average Value Add Potential magnitude of EBITDA growth Capitalization Deal Sourcing -- off-market? Amount of Capital Being Recycled relative to acquisition price Common Equity n/a n/a market or direct to seller Balance Sheet Impact Low-Leverage / No Debt relative to leverage neutral Improves Unencumbered Asset Base -- Improves Credit Profile Hilton St. Charles Boston Park Plaza

/ INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 40 • Avg. Size: 413 keys • RevPAR: $120.80 • EBITDA/key: $16,200 • Adj. EBITDA: $221.8M • Net Debt + Pref: $1.7B • Leverage: 8.4x 2011 • Rochester Portfolio • Doubletree Minneapolis • Marriott Troy • Marriott Del Mar • Hilton Del Mar Sold • Hilton Garden Chicago • Hyatt Chicago • Hilton New Orleans • Boston Park Plaza • Hyatt San Francisco Bought • Avg. Size: 474 keys • RevPAR: $148.20 • EBITDA/key: $21,300 • Adj. EBITDA: $278.3M • Net Debt + Pref: $1.3B • Leverage: 4.8x 2013 Case Study: Capital Recycling [Portfolio Management] We have improved our portfolio quality and balance sheet through disciplined acquisitions, dispositions and capital transactions. Data as provided in supplemental financial information reported on Form 8-K, furnished 08/08/2011, 02/20/2012 and 02/25/2014. EBITDA/key is calculated by dividing Hotel EBITDA, as reported on Form 8-K, furnished 02/20/12 and 02/25/2014. Adjusted EBITDA reconciliation for 2011 and 2013 reported on Form 8-K, furnished 02/20/12 and 02/25/2014. 2011 leverage is calculated by dividing the sum of consolidated debt and preferred equity less total cash, divided by Adjusted EBITDA for the trailing twelve months as reconciled and reported on Form 8-K, furnished 08/08/2011. 2013 leverage is calculated by dividing the sum of consolidated debt and preferred equity less total cash, divided by Adjusted EBITDA for the year ended 2013 as reconciled and reported on Form 8-K, furnished 02/25/2014. .

[Asset Management] Strategic Pillars. Maximizing the value of our individual hotels

/ Maximizing Hotel Values [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 42 Our asset management team brings together a sophisticated analytical framework with decades of practical experience to drive cash flows and maximize hotel values. Team Differentiation Revenue Management Operational Efficiency Capital Investment 374-room Renaissance Long Beach

[Asset Management]
Team Differentiation

INVESTOR DAY
PRESENTATION
APRIL 2014

Professional asset management team with deep hotel experience deployed across hotel types, markets and functions.



Urban (17)

+40 years collective experience running city-center hotels; heavy revenue management background



Group (4)

+50 years collective experience running resorts and large convention group hotels with Hyatt, Marriott, Hilton



Suburban (8)

+27 years collective experience running suburban and select-service hotels; heavy revenue management background

Cross-Functional Collaboration

SUNSTONE HOTEL INVESTORS, INC. / 43

/ Revenue Management [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 44 Our hands-on approach to revenue management includes weekly calls with each hotel team to address: • Closing out lower-rated segments; mixing ADR higher in all other segments Dynamic Pricing • Limiting available corporate negotiated rooms, forcing the buyer to BAR prices Room Mix Management • Optimizing contract pricing and length-of-stay Contract Management • Reducing the variance between lower-rated corporate negotiated and rationalized BAR pricing Corporate Account Management Results (2013 vs 2011): - 20% increase in total premium room revenue - E-channels increase by 40% in revenue; 17% increase in ADR - Discount segments ADR increase 14%; occupancy decrease 6 points 2014 Expectations: - Corporate negotiated room nights to decrease 5% – 7%; while BAR room nights to increase 6 – 8% - Eliminating low-rated contract rooms in certain markets (e.g. Houston Hilton and Marriott)

/ Revenue Management – Snapshots [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 45 Marriott Long Wharf • Grew transient ADR index 3.1% over 2012 • Transient ADR index in 2013 set new peak for hotel • Hotel achieved 11.5% rate increase on special corporate segment • Mix shift and more aggressive adjustments to room type classification continue to yield out lower-rate business Courtyard LAX • Hotel set new peak for RevPAR index in 2012 and 2013 • Reduced discount and opaque rooms by 15% in 2013 vs 2012; discount rooms were replaced in substantially high-rated segments • Hotel grew “premium and above” room night mix by 27%, active revenue management and mix shift Chicago Embassy Suites • Outperformed comp set in 2013 with RevPAR index growth of 5.3% • Q1 2014 hotel set a new high in RevPAR index with 20% YoY growth • Despite a soft Q1 2014 in Chicago, the hotel maintained occupancy YoY while the comp set and downtown market lost occupancy YoY • Hotel has consistently maintained its ADR index premium over comp set

/ Operational Efficiency [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 46 Maximizing profitability through property-level innovation. Rooms Productivity • 2011 - 1.12 (labor hours per occupied room (“POR”)) • 2012 - 1.10 (labor hours POR) • 2013 - 1.08 (labor hours POR) F&B Profitability • Expecting total portfolio-wide F&B profit margins of 30% in 2014 vs 26% in 2011 • Portfolio-wide food cost reductions from 24.2% in 2009 to 21.3% in 2013 • Portfolio-wide beverage cost reduction from 19.0% in 2009 to 16.7% in 2013 Operating Structures • Continued analysis of millennial traveler preferences versus hotel offerings. Making changes to hotels’ structures and operations to match traveler desires

/ Operational Efficiency [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 47 We expect our asset management strategies to drive margin improvements as we move deeper into the cycle. . F&B Consolidation: Combining bars, restaurants and lobbies to create highly functional and profitable space. In the nine hotels completed between 2010 and 2012, we achieved F&B margin improvement of 740 basis points compared to 2007. Future improvements are expected from the six hotels completed in 2013 / 2014, including our major 2013 renovation hotels. Similar enhancements will be made to the Boston Park Plaza and Hyatt Regency San Francisco by May 2015. . New 400-Room Hotel Operating Model: We are leveraging our franchised hotels’ operating models to enhance our brand-operated hotels. We expect to see improvement and further streamlined operations in these hotels over the next few years. Target areas include housekeeping cost reductions by giving customers choices whether to have their rooms fully or partially cleaned and creating new management structures that are totally non-departmentally aligned. . Group Convention Hotel Operating Model: We are examining long-held beliefs around all service offerings in order to determine whether current offerings are consistent with the expectations of the modern-day group traveler. Changes are expected to follow. . Resort Fee Implementations: In 2014, we implemented resort fees at our Orlando Renaissance and Hyatt Regency Newport Beach. We are realizing solid “take rate” growth and expect this to continue across all segments. . Other Revenues: We are re-working all parking contracts to optimal terms. All hotels are going to tiered internet pricing, and we have hotel-by-hotel plans to maximize all space leases to be top-of-market. . Energy Investments: Through 2015, we expect to invest approximately $20 million in various energy efficiency initiatives portfolio-wide. Our target returns on these investments range from 15% to 25%.

/ Capital Investment [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 48 Our renovation projects are managed by a dedicated, in-house design and construction team. Disciplined Positioning Analysis • Rigorous market-based approach to optimize capital investments • Leverage / standardize elements from prior projects • Development of defined positioning document Construction / Systems Expertise • Preferred pool of designers, consultants, project managers and suppliers reduces cost and standardizes processes • Continuous process improvement via in-house execution (e.g. post-project review meetings) Minimize Disruption • Coordination between our asset management and design & construction teams • Work with hotel teams to properly schedule renovations • Build specific staging and timing plans for lobby, guestrooms and meeting space renovations

/ Capital Investment – 2013 Renovations [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 49 JW Marriott New Orleans • Scope Statement: Entry, lobby, new social living spaces / bar and dining, all meeting spaces • 2012 YTD RevPAR Index: 106.3% • 2014 YTD RevPAR Index: 117.6% Hyatt Newport Beach • Scope Statement: Establish California resort ambiance that complements hotel’s location • 2012 YTD RevPAR Index: 108.8% • 2014 YTD RevPAR Index: 130.5% Hilton Times Square • Scope Statement: Full hotel renovation, new social living / bar, competitive enhancements • 2012 YTD RevPAR Index: 94.8% • 2014 YTD RevPAR Index: 102.5% Embassy Suites Chicago • Scope Statement: Full hotel renovation, new social living / bar, competitive enhancements • 2012 YTD RevPAR Index: 93.6% • 2014 YTD RevPAR Index: 129.7%

/ Capital Investment – Energy Program Background [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 50 In 2009, we began an energy initiative with the goal of reducing expenses, improving guest comfort and limiting our carbon footprint. Our process began with a test trial to reduce heat, light, and power (“HLP”) expenses at the Renaissance Long Beach. We invested $400k in: The savings were immediate: over $350k (nearly 100% payback) in the first year. The success we achieved at the Renaissance Long Beach validated our plan to roll out an energy efficiency initiative across our portfolio. We have reduced our portfolio HLP expense by more than $3 million in the last two years, despite rising utility rates and record level occupancy. .a new energy management system; .variable frequency drives; .LED lighting; and .low-flow shower heads and faucets.

/ Capital Investment – Energy Program Highlights [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 51 Hilton San Diego: In 2013 and 2014, we will have invested $1.2M in six energy efficiency measures. The hotel saved $326k in HLP in 2013, even with occupancy increasing 3.3% and utility rates increased 15%. Doubletree Times Square: In 2014, we are investing $4.3M to install new high efficiency chillers, gas-fired boilers and a cogeneration system expected to result in $800k of annual savings. The primary savings are expected to come from our ability to purchase natural gas and eliminate the need to purchase Con Ed steam. Renaissance Orlando: In 2014, we are investing $2.0M to install new highefficiency chillers. In addition to the new guestroom energy management systems installed in 2013, we expect total annual savings of $500k. Hyatt Newport Beach: We are investing $84k to complete a lighting retro-fit. We expect the property to save $40k in 2014 as a result. We are currently evaluating other projects, including adding solar panels, weather-based irrigation and other systems to reduce energy costs.

/ Capital Investment – Energy Program Recognition [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 52 Energy Awards - Hilton San Diego SDG&E Energy Showcase Energy Champion Award – January 2014 Lodging Energy Efficiency Program (LEEP) – February 2014 City of San Diego Environmental Services Department - Director’s Recycling Award – March 2014

/ Case Study: JW Marriott New Orleans [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 53 JW Marriott New Orleans – Key Stats Keys 496 Meeting Space 19,000 SF 2013 RevPAR $148.82 Date Acquired February 2011 Purchase Price $93.8M ($190k/key) Acquisition Multiple 10.9x EBITDA Acquisition Yield 7.9% Strengths & Opportunities: . Excellent Canal Street location in the heart of the French Quarter . Premier JW Marriott brand and extensive facilities cater to multiple demand segments . New Orleans among Top 10 most visited U.S. cities for leisure and conventions . Ongoing $20 billion in local infrastructure investments . Low cost market boosts margin improvement as revenues increase

/ Case Study: JW Marriott New Orleans [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 54 We acquired the JW Marriott New Orleans at an attractive yield and saw material upside potential beyond market growth. Our asset management team designed a comprehensive plan to (1) increase revenues, (2) lower costs and (3) enhance value through ROI-driven capital investments. Opportunity Revenue Management - ADR Index not reflective of JW brand quality compared to other Marriott product - Better yield ADR during high demand times (Mardi Gras, Jazz Festival) Operational Efficiencies - Increase F&B profitability by combining restaurant and bar during certain meal times - Eliminate “branded” restaurant concept Capital Investment - Renovate lobby, bar and meeting space to improve overall image and our ability to charge premium rates - Create additional keys by utilizing unused ground level space Action Plan Revenue Management - Customize yield strategy to increase group ADR to match or exceed transient ADR - Broaden distribution channel canvas to ensure hotel would exceed 96% occupancy on weekends to maximize Marriott reward revenue Operational Efficiencies - Terminate lease with restaurateur and eliminate negative carry costs - Restructure parking contract Capital Investment - Improve lobby and guest arrival experience - Relocate concierge lounge to underutilized lobby space and create room for 4 new keys and reconfigure presidential suite to capture 1 new key Results Revenue Management - ADR Index improved from 97.8% in 2011 to 102.5% in 2013 - Occupancy Index improved from 112.7% in 2011 to 115.0% in 2013 - $2.05M in incremental rooms revenue (noted in 2011$) from ADR / Occupancy strategy and reimaging of arrival experience Operational Efficiencies - Increased F&B profit by $160k in outlets by terminating restaurant lease and improving lounge experience - Increased parking profit by 22% Capital Investment - 5 additional keys expected to come on-line in 2015

/ Case Study: JW Marriott New Orleans [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 55 $80 $100 $120 $140 $160 $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 2010 2013 Hotel Performance Since Acquisition EBITDA ($000s) (L) RevPAR (R) Our investment in the JW Marriott has appreciated materially, due in part to our comprehensive asset management program coupled with strong market growth. * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/21/2012 and 02/25/2014.

/ Case Study: Hilton San Diego Bayfront [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 56 Hilton San Diego – Key Stats Keys 1,190 Meeting Space 120,000 SF 2013 RevPAR $171.21 Date Acquired April 2011 Purchase Price $475M ($399k/key) (implied total value – acquired 75%) Acquisition Multiple 12.7x EBITDA Acquisition Yield 7.0% Strength & Opportunities: . Early cycle, accretive acquisition with strong earnings growth potential . Newly constructed, efficiently-designed, urban group hotel . San Diego is among top five most visited U.S. cities for leisure and conventions . Strong group performance with upside to capture more transient business

/ Case Study: Hilton San Diego Bayfront [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 57 Our Asset Management team increased the profitability of the Hilton by (1) broadening the revenue management strategy, (2) optimizing the cost model and (3) carefully investing capital to improve the hotel’s competitive positioning. Opportunity Revenue Management - Hotel was only focused on group; it had no transient strategy - 89.2% transient occupancy index - Suite parlors could only be sold as discounted separate rooms Operational Efficiencies - At purchase, hotel operations still reflected a “justopened” hotel structure - While the hotel was built in 2007/2008, energy efficiencies were based on “2000” design Capital Investment - No “California Cool” experience – pool area lacked ambiance and leisure amenities - Waterfront location not being optimally utilized for open-air events Action Plan Revenue Management - Work with hotel team to create detail transient selling strategy and experiential service plan based upon resort mentality - Change suite configuration from pull-out sofas to king-bedded suites Operational Efficiencies - Focus on re-structuring operations as a “two-year” operating hotel - Perform total hotel energy audit by 3rd-party consultants Capital Investment - Write strategic positioning plan to re-image and re-design outdoor pool area and function space to create a true transient leisure and resort experience Results Revenue Management - Transient occupancy index increased from 89.2% in 2012 to 105.1% in 2013. - $1.1 million of incremental rooms revenue during April – December - Changes in suite configuration resulted in annualized revenue growth of $500k Operational Efficiencies - Payroll reduced from 21% of revenue in 2009 to 19% in 2013. Reduced management count by 14 FTEs since SHO took ownership - Implemented complete menu of energy ROIs; energy costs have declined 12% while occupancy has increased 520 bps Capital Investment - Additions to the pool experience resulted in an incremental $1.0 million in F&B revenue.

/ Case Study: Hilton San Diego Bayfront [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 58 “Bayside” location was previously not optimized for resort experience

/ Case Study: Hilton San Diego Bayfront [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 59

/ Case Study: Hilton San Diego Bayfront [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 60

/ Case Study: Hilton San Diego Bayfront [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 61 $120 $130 $140 $150 $160 $170 $180 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2010 2013 Hotel Performance Since Acquisition EBITDA ($000s) (L) RevPAR (R) * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/21/2012 and 02/25/2014.

/ Case Study: Boston Park Plaza [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 62 Property Highlights: • Prime, fee-simple location in Boston’s Back Bay • Attractive in-place cash flow and strong market demand 2014 - 2016 • Favorable supply picture Property Opportunities: • Staged capital investment program to elevate hotel from a 2.5 star to 3.5 star hotel and increase index to 90% • 30,000 sq. ft. of available or potential retail space to be leased by end of 2014

/ Case Study: Boston Park Plaza [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 63 Opportunity Repositioning - Reposition the hotel through a complete, phased renovation, guestrooms, public spaces and complementary retail experience - Increase EBITDA by leasing vacant and underutilized retail space Revenue Management - Hotel had inventory of 333 Plaza Petites; switch these rooms from doubles to queens to improve room pool ADRs - Hotel had 15 parlor rooms with murphy beds; many of these rooms were given away with other rooms. Switch rooms to parlor kings Operational Efficiencies - Change operating model Action Plan Renovation - Phase renovation plan to maximize cash flow and minimize disruption - Quickly eliminate negative cues - Quickly identify potential tenants that will enhance the guest experience and drive incremental EBITDA Revenue Management - Switch-out FF&E and create new room pools capable of commanding higher ADRs Operational Efficiencies - Benchmark hotel to our portfolio hotels, as well as within Highgate’s hotels, to identify payroll streamlining opportunity Results Renovation - Phases 1 (leased spaces) & 2 (infrastructure) are underway - Expect 2014 RevPAR growth of 7% - 9% as we maximize ADR in strong market Leased Space - Two of three leasable spaces have been leased; In negotiations with a gym operator for the basement space Revenue Management - Standard queen rooms sell for $10 - $20 more than Plaza Petite; Parlor kings will generate an incremental $500k in revenue in 2014 Operation Efficiency - Plan will save $400k in 2014 We acquired the Boston Park Plaza hotel at an attractive valuation. Our plan is to elevate the hotel 2.5 star quality to 3.5 star quality through a focused, phased capital investment program.

[Asset Management]
Case Study: Boston Park Plaza

INVESTOR DAY
PRESENTATION
APRIL 2014

- Our renovation plan is focused on improving the property from its current "2.5 Star" quality level to a "3.5 Star" quality level, while removing many negative cues that have hampered the hotel's competitive positioning and profitability.
- In addition to renovating the hotel's guestrooms, meeting space, common areas and infrastructure, we are executing on several near-term value-add initiatives, such as converting second-floor office space into new meeting space and leasing the hotel's prime, but unoccupied, first-level and basement retail spaces.
- Over a three-year period, we expect to invest $85 - $95 million ($81,000 - $90,000 per key) executing our renovation plan.

Investment Detail		Renovation Timeline		
Scope	**Investment ($000s)**	**2014**	**2015**	**2016**
Retail	$6,000 - $7,000			
Infrastructure	$23,000 - $24,000			
Lobby / Meeting Spaces	$18,000 - $20,000			
Guestrooms	$38,000 - $44,000			
Total Investment	**$85,000 - $95,000**	**$17,500 - $19,000**	**$29,500 - $32,000**	**$38,000 - $44,000**
Projected FF&E Reserve Funds	$9,000 - $10,500	$3,500 - $4,000	$3,000 - $3,500	$2,500 - $3,000
Estimated Owner-Funded Investment	**$76,000 - $84,500**	**$14,000 - $15,000**	**$26,500 - $28,500**	**$35,500 - $41,000**



SUNSTONE HOTEL INVESTORS, INC. / 64

/ Case Study: Boston Park Plaza [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 65 . The property will continue to operate normally and with limited guest impact throughout the renovation. . To be clear, we will not close the hotel at any time during our renovations. . The hotel is expected to generate RevPAR growth of 6.5% - 8.5% in 2014. . We expect the renovation to displace approximately $1.0 – $3.5 million of revenue per annum between 2014 and 2016. . To put the expected displacement into perspective, in 2013 the Boston Park Plaza generated $70.5 million of revenues and $19.1 million of EBITDA. 2014 2015 2016 Total / Avg. $1,000 - $1,500 $2,500 - $3,000 $2,500 - $3,500 $6,000 - $8,000 1.4% - 2.1% 3.5% - 4.3% 3.5% - 5.0% 2.8% - 3.8% Projected Revenue Displacement % of Actual 2013 Revenues * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014, adjusted to reflect the management fee at acquisition.

/ Case Study: Boston Park Plaza [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 66 $100 $125 $150 $175 $200 $225 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2013 Stabilized EBITDA Boston Park Plaza: Projections EBITDA (000s) (L) RevPAR (R) Expected Post-Renovation EBITDA & RevPAR Range

/ Case Study: Boston Park Plaza – Existing Lobby [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 67

/ Case Study: Boston Park Plaza – New Lobby [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 68

/ Case Study: Boston Park Plaza – New Lobby Plan [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 69

/ Case Study: Boston Park Plaza – Existing Pre Function Space [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 70

/ Case Study: Boston Park Plaza – New Pre Function Space [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 71

/ Case Study: Boston Park Plaza – New Pre Function Space [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 72

/ Case Study: Boston Park Plaza – New Rooms (Standard King) [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 73

/ Case Study: Boston Park Plaza – New Rooms (Standard Double) [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 74

/ Case Study: Boston Park Plaza – New Rooms (Queen) [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 75

/ Case Study: Boston Park Plaza – New Rooms (Standard Double) [Asset Management] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 76

[Capital Allocation] Strategic Pillars. Well-timed, attractively-priced acquisitions and dispositions

/ Acquisition Process [Capital Allocation] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 78 Sourcing • Target Hotel / Market Selection • Relationship-Based Sourcing Analysis • Rigorous Quantitative Underwriting • Cross-Departmental Collaboration Execution • Multi-Discipline Execution • (internal & external)

/ Case Study: Hyatt Regency San Francisco [Capital Allocation] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 79 Property Highlights: • Prime, fee-simple location in San Francisco’s Financial District • 3 million sq. ft. of new office construction within 5 blocks • Favorable supply picture for the foreseeable future • Excellent all-in per key basis for fee simple San Francisco real estate • Attractive in-place area of protection Property Opportunities: • Strong performing asset, yet consistently losing index due to tired rooms product • $17 million rooms renovation in process with 68% complete as of April 1, 2014 • Very favorable RevPAR growth prospects for the next several years In 2013 we acquired the 802-room Hyatt Regency San Francisco for $262.5 million ($327,000 per key).

/ Case Study: Hyatt Regency San Francisco [Capital Allocation] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 80 The Transbay development could generate demand for upwards of 200,000 additional room nights annually. The Transbay Tower (101 1st Street) will be the tallest building in San Francisco upon completion and will offer 1.4 million square feet of Class A office space. The tower is expected to be completed in 2017. (0.4 Miles From Hotel) 350 Mission Street has been leased by Salesforce.com Inc for 14-years upon completion in 2015. Salesforce would occupy all 420,000 square feet of office space. (0.3 Miles From Hotel) Tishman Speyer is currently developing 222 2nd Street, a 26- story office tower offering approx. 450,000 square feet. (0.8 Miles From Hotel) 181 Fremont St. is a 54-Story mixed use tower offering over 400,000 square feet of Class-A office space on 33 floors and 74 luxury condominiums on the top 15 floors. Tower is expected be completed in 2015. (0.5 Miles From Hotel) 535 Mission Street is located adjacent to the Transbay Terminal, 535 Mission Street will be 27 stories and supply over 300,000 square feet of office space when completed in 2014. (0.4 Miles From Hotel) The Transbay Tower 181 Fremont 535 Mission Transbay Transit Center The Transbay Transit Center, located in the heart of downtown and slated for completion in 2017, will connect 11 national and local transit systems and serve 45 million passengers per year. A 5.4 acre park will spread over 5 blocks on the center’s roof and will offer some of the most open and aesthetic space in downtown San Francisco. (0.3 Miles From Hotel)

/ Case Study: Hyatt Regency San Francisco [Capital Allocation] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 81 We plan to capitalize on our exceptional location that will continue to improve as new office space is delivered. A routine rooms renovation will result in removing group booking obstacles, thus giving the hotel the ability to charge a higher rate during midweek compression periods. Opportunity Market - Strong market supply and demand dynamics Asset Management - Revenue management - Hotel cost model - F&B consolidation Capital Investment - Routine rooms renovation (immediate) - Lobby, meeting space and F&B (2015) Action Plan Asset Management - Immediately rebid existing crew contract - Make changes to room types (views, floors, etc) - Review weekday/weekend group strategy - Review concierge floor pricing model - Seek changes in management staffing model - Rework banquet gratuity pool to align with comp set - Reengineer menus to simplify labor and cost model - Modify group spending minimums Capital Investment - Rooms renovation began in January - Plan lobby, meeting space and F&B renovation scope - Plan includes the addition of more than 5,000 sq. ft. of meeting space to the lobby level Results Asset Management - Renegotiated Crew rate from $129 to $193, increase of 49.6% - Changes to rooms types have resulted in an increase in monthly rooms revenue by $25k to $30k - Concierge paid occupancy has grown in Q1 by 8% vs 2013 - Cost model changes are expected to save approximately $500k a year - In F&B, we have a two-year target of 10% profit margin on sales of $21 million vs todays 2014 profit margin of 1.9% Capital Investment - 68% of rooms are complete as of April 1, 2014 - Podium conceptual design meeting has already taken place

INVESTOR DAY
PRESENTATION
APRIL 2014

[Capital Allocation]
Case Study: Hyatt Regency San Francisco

- Immediately upon our acquisition, we began a $17 million rooms renovation to reinvigorate the tired rooms product. The scope includes guestrooms, suites, bathrooms and corridors.
- The renovation has been underway since January and is expected to be completed by May.
- In 2015 and 2016, we expect to invest an incremental $24 - $27 million updating the hotel's lobby, restaurant and meeting space, and façade/infrastructure to enhance its exterior and curbside appeal.
- The renovation is expected to result in $1.0 – $2.0 million of revenue disruption in 2014, and another $1.0 – $1.5 million in 2015. To put this into perspective, the Hyatt Regency generated $87.1 million and $16.9 million of revenue and EBITDA, respectively, in 2013.

Investment Detail		Renovation Timeline		
Scope	Investment ($000s)	2014	2015	2016
Guestrooms	$16,500 - $17,500			
Lobby / Meeting Spaces	$18,000 - $19,000			
Infrastructure	$6,000 - $6,500			
Total Investment	**$40,500 - $43,000**	**$16,500 - $17,500**	**$21,000 - $22,250**	**$3,000 - $3,250**
Projected FF&E Reserve Funds	$8,250 - $9,750	$2,500 - $3,000	$2,750 - $3,250	$3,000 - $3,500
Estimated Owner-Funded Investment	**$32,250 - $33,250**	**$14,000 - $14,500**	**$18,250 - $19,000**	**n/a**

* Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

SUNSTONE HOTEL INVESTORS, INC. / 82

/ Case Study: Hyatt Regency San Francisco [Capital Allocation] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 83 Initial Results: . Rooms renovation in process and will be completed on time and on budget . RevPAR and earnings growth are already exceeding our expectations . Hyatt proving very easy to work with as operators 2013 2016/2017 RevPAR: $212 Index: 104.8% EBITDA: $16.9M RevPAR: $265 - $280 Index: 108% - 112% EBITDA: $26.0 - $28.0M Additional Areas for Improvement: . Working with Hyatt to optimize cost structure . Renovate lobby to streamline F&B outlet and minimize cost * Data as provided in supplemental financial information reported on Form 8-K, furnished 02/25/2014.

[Finance] Strategic Pillars. Focused cost of capital management

/ Focused Cost of Capital Management [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 85 Enhance Financial Flexibility Eliminate Defensive Costs Capitalize on Opportunities 468-room Doubletree Times Square

/ Increasing Financial Flexibility Over the past three years, we have strengthened our balance sheet, improved our financial flexibility and virtually eliminated the risk of future defensive costs. [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 86 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x Sunstone Host DiamondRock LaSalle Relative Leverage: Net Debt + Pref to EBITDA 2011 2013F Since 2011, we have reduced our leverage by more than 3.5 turns

/ Building Capacity [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 87 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 Q2 2011 Current ($ in thousands) Capital Stack Comparison Share Appreciation New Shares Common Equity Preferred Equity Debt (in order of the stack) Total Leverage: $2,064 M Equity Value: $1,097 M Total Market Cap: $3,161 M $1,519 M $2.551 M $4,070 M Leverage: 65.3% 37.3%

/ Execution [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 88 We have a track record of match-funding acquisitions with well-timed and appropriately priced equity raises. Source: SNL Financial, FactSet $8 $9 $10 $11 $12 $13 $14 $15 Equity Offering Execution Share Price Consensus NAV Range Follow-on Equity Offering (2/1/2013): Issued 25.3M shares at $11.67/share (11/1/2013): Issued 20.0M shares at $13.56/share (6/25/2012): Issued 12.1M shares at $10.42/share (6/4/2012): Issued 5.5M shares at $10.71/share

/ Unencumbered Asset Base [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 89 With 13 unencumbered hotels, collectively valued between $1.0 and $1.2 billion, we maintain strong financial flexibility. $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Unencumbered Asset Base: Range of Cumulative Value ($MM)

/ NAV-Driven Tools [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 90 We have tools in-place to capitalize on market opportunities. $150 Million ATM $100 Million Repurchase Authorization Finance Tools - NAV driven: • ATM issuances at or above NAV to fund capital investment, acquisitions or debt maturities • Repurchases at a significant discount to NAV, taking into account our leverage and near-term capital needs

/ Dividend [Finance] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 91 We expect to distribute between $0.50 and $0.60 per share in 2014. 7.3% 4.8% 4.0% 4.0% 1.5% 3.7% 3.2% 2.8% 2.8% 2.0% 1.0% 0.0% 2.4% 0% 1% 2% 3% 4% 5% 6% 7% 8% HPT RHP HT CHSP SHO LHO RLJ DRH HST PEB FCH BEE Relative Dividend Yields Base Cash Dividend Remainder of 2014 Taxable Income 3.9% = Pro-Forma SHO Dividend Source: SNL Financial

[2014 & Beyond] Poised to outperform

/ Compelling Investment Factors [2014 & Beyond] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 93 Industry • Positive Fundamentals Portfolio • Strong Markets, Recently Renovated Balance Sheet • Attractive Capital Structure Team • Deep and Highly Aligned Leadership

/ We expect U.S. RevPAR Growth to Accelerate [2014 & Beyond] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 94 5.4% 6.6% 7.0% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 2013 2014 2015 U.S. Upper-Upscale Hotels: RevPAR Growth Forecast Average = 6.3% Source: PKF Research, March 2014

/ Our hotels are located in high-growth markets [2014 & Beyond] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 95

/ We are in the Middle Phase of a Prolonged Growth Cycle [2014 & Beyond] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 96

/ Lodging Stocks are Well Positioned for Significant Growth [2014 & Beyond] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 97 Source: MLV Equity Research 0 50 100 150 200 250 1 13 25 37 49 61 73 85 97 109 121 Months from Prior Peak Stock Returns Peak to Peak 90's Cycle Stock Index 2000's Cycle Stock Index Current Cycle Stock Index We are here

/ 2014 is off to a Strong Start [2014 & Beyond] INVESTOR DAY PRESENTATION APRIL 2014 SUNSTONE HOTEL INVESTORS, INC. 98 • Initial Q1 RevPAR Guidance: + 5.5% to + 7.5% • Revised Q1 RevPAR Guidance: + 8.0% to + 8.5% Increasing Q1 2014 RevPAR Guidance • Initial 2014 Pace: + 3.8% • Revised 2014 Pace: + 5.1% Accelerating Group Pace Q1 2014 operations accelerated at a faster rate than initially forecasted. Q1 highlights include: The Company’s updated RevPAR guidance range is subject to adjustments that may result from the completion of the Company’s quarterly review process.

[Questions & Answers] Thank You.